UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52368

Date of Report: February 8, 2010

TINTIC GOLD MINING COMPANY
(Exact name of registrant as specified in its charter)

Nevada	87-0448400
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

1288 Jigao Road, Minbei Industrial District, Minhang, Shanghai, P.R. China	201107
(Address of principal executive offices)	(Zip Code)

86-21-62965657
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Disposition of Assets

On February 8, 2010 the Registrant transferred to an assigned of George Christopoulos, Hugh Coltharp, Jack Coombs and John Michael Coombs (collectively, the “Former Shareholders”) all of the mining claims owned by the Registrant.  The transfer was made pursuant to the Put and Call Agreement between the Registrant and the Former Shareholders dated November 30, 2010.  In exchange for transfer of the mining claims, the Former Shareholders waived the debts owned by the Registrant to them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tintic Gold Mining Company

Dated: February 8, 2010	By: /s/ Ding Lieping______________
Ding Lieping, Chief Executive Officer